Exhibit 10.4.8.1

FIRST AMENDMENT TO AMENDED AND

RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), is dated as of December 11, 2013, among RETAILMENOT, INC., formerly known as “WhaleShark Media, Inc.”, SPECTRAWIDE ACQUISITION CO., LLC, CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, WSM CV, LLC and RNOT, LLC, formerly known as RetailMeNot, LLC, which in turn was formerly known as RMN Acquisition Co., LLC (each, individually a “Borrower,” and collectively the “Borrowers”), YSL VENTURES, INC. (“Guarantor”), COMERICA BANK, a Texas banking association, as agent (in such capacity, “Agent”), and the Majority Lenders (as defined in the Loan Agreement) party hereto.

RECITALS:

A. Borrowers, Agent and the Lenders have previously entered into the Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 1, 2013 (such agreement, together with all amendments and restatements, the “Loan Agreement”).

B. Borrowers, Guarantor, Agent and the Lenders desire to amend the Loan Agreement as herein provided.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Defined Terms. All terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the “Agreement” and to the “Loan Agreement” shall mean the Loan Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time.

ARTICLE II

Amendments

2.1 Addition to Section 1.1 of the Loan Agreement. Effective as of the date hereof, the following definition is added to Section 1.1 of the Loan Agreement to read in its entirety as follows:

“Secondary Public Offering” shall mean one or more secondary public offerings of the Equity Interests of RMN registered with the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended and in effect from time to time.

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2.2 Amendment to Section 4.8(b) of the Loan Agreement. Effective as of the date hereof, Section 4.8(b) of the Loan Agreement is amended and restated to read in its entirety as follows:

(b) Subject to clauses (d) and (e) hereof, immediately upon receipt by any Credit Party of Net Cash Proceeds from the issuance of any Equity Interests of such Person or Net Cash Proceeds from the issuance of any Subordinated Debt after the Effective Date, Borrowers shall prepay the Term Loans by an amount equal to 100% of such Net Cash Proceeds from the issuance of Subordinated Debt and 50% of such Net Cash Proceeds from the issuance of any Equity Interests; provided however, the Borrowers shall not be required to make a prepayment hereunder in connection with the following issuances of Equity Interests: (i) Equity Interests issued under any stock option or employee incentive plans listed on Schedule 6.13 attached hereto (or any successor plans) or Equity Interests of RMN issued to directors, officers or employees of the Borrowers or their Subsidiaries; and (ii) Equity Interest issued pursuant to any Secondary Public Offering by RMN so long as such Secondary Public Offering shall have been consummated on or before June 30, 2014.

2.3 Amendment to Section 8.6(b). Effective as of the date hereof, Section 8.6(b) of the Loan Agreement is amended and restated to read in its entirety as follows:

(b) make Capital Expenditures so long as all such Capital Expenditures do not exceed (i) $12,000,000 in the aggregate during the Fiscal Year ending December 31, 2013, (ii) $8,000,000 in the aggregate during the Fiscal Year ending December 31, 2014 and (iii) $7,500,000 in the aggregate during any Fiscal Year thereafter; provided, that up to $5,000,000 of such amount, if not so expended in the Fiscal Year for which it is permitted, may be carried over for expenditure in the immediately succeeding Fiscal Year.

ARTICLE III

Conditions Precedent

3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Amendment and Other Documents. Agent shall have received this Amendment executed by Borrowers, Guarantor, and Majority Lenders.

(b) No Default. No Default or Event of Default shall exist.

(c) Representations and Warranties. All of the representations and warranties contained in the Loan Agreement, as amended hereby, shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

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(d) Other Fees and Expenses. The Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Agent in connection with the preparation, negotiation and execution of the Loan Documents.

ARTICLE IV

Ratifications, Representations and Warranties

4.1 Ratifications by Borrowers. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Guarantor, Lenders, and Agent agree that each of the Loan Agreement and the other Loan Documents, in each case as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its respective terms. This Amendment is a “Loan Document” as referred to in the Loan Agreement and the provisions relating to Loan Documents in the Loan Agreement are incorporated herein by reference, the same as if set forth verbatim in this Amendment.

4.2 Ratification by Guarantor. Guarantor hereby consents and agrees to this Amendment and agrees that (a) the Loan Documents to which Guarantor is a party shall remain in full force and in effect and (b) the Loan Documents to which Guarantor is a party shall continue to guarantee the Indebtedness and shall continue to be the legal, valid and binding obligation of Guarantor and enforceable against Guarantor in accordance with its terms. In addition, Guarantor hereby agrees that each other Collateral Document to which Guarantor is a party shall remain in full force and in effect and shall continue to (i) secure the Indebtedness, and (ii) be the legal, valid and binding obligation of Guarantor and enforceable against Guarantor and Collateral in accordance with their respective terms.

4.3 Representations and Warranties of Borrowers. Borrowers hereby represent and warrant to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents (as defined in the Loan Agreement) executed and/or delivered by the Borrowers in connection herewith have been authorized by all requisite action on the part of Borrowers and will not violate any organizational document of Borrowers, (b) the representations and warranties contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) Borrowers are in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

4.4 Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents (as defined in the Loan Agreement) executed and/or delivered by Guarantor in connection herewith have been authorized by all requisite action on the part of Guarantor and will not violate any organizational document of Guarantor, (b) the representations and warranties contained in the Loan Documents, as amended hereof, are true and correct on and

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as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) Guarantor is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE V

Miscellaneous

5.1 No Waivers. Nothing contained herein shall be construed as a consent to or waiver of any Default or Event of Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Loan Agreement or any other Loan Document. All rights and remedies of the Agent or any Lender are hereby expressly reserved with respect to any such Default or Event of Default. Nothing contained herein shall affect or diminish the right of the Agent or any Lender to require strict performance by each of the Borrowers and Guarantor of each provision of any Loan Document to which such Person is a party, except as expressly provided herein. Except as amended hereby, all terms and provisions and all rights and remedies of the Agent or any Lender under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

5.2 No Further Amendments. Except as previously amended in writing or as amended hereby, the Loan Agreement and the other Loan Documents shall remain unchanged and all provisions shall remain fully effective between the parties.

5.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Signatures transmitted by facsimile, electronic mail or other electronic transmission shall be effective as originals.

5.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

5.6 ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE

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CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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Executed as of the date first written above.

BORROWERS:

RETAILMENOT, INC.

By:		/s/ Louis J. Agnese
Louis J. Agnese
Secretary

SPECTRAWIDE ACQUISITION CO., LLC,
CSB ACQUISITION CO., LLC,
CLTD ACQUISITION CO., LLC,
SMALLPONDS, LLC,
DEALS.COM, LLC,
RNOT, LLC, and
WSM CV, LLC

By:		RetailMeNot, Inc.,
as sole member of each entity listed above

	By:	/s/ Louis J. Agnese
Louis J. Agnese
Secretary

GUARANTOR:

YSL VENTURES, INC.

By:		/s/ Louis J. Agnese
Louis J. Agnese
Secretary

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AGENT AND LENDERS:

COMERICA BANK, as Administrative Agent, Swing Line Lender,
Issuing Lender and a Lender

By:	/s/ Stephen P. Bitter
Stephen P. Bitter
Vice President

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REGIONS BANK,
as Syndication Agent and a Lender

By:
Name:
Title:

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TEXAS CAPITAL BANK, N.A.,
as a Lender

By:	/s/ Chris Wheeler
Name: Chris Wheeler
Title: Executive Vice President

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FIFTH THIRD BANK,
as a Lender

By:	/s/ Thomas J. Randall
Name: Thomas J. Randall
Title: Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Daryl Parrish
Name: Daryl Parrish
Title: Vice President

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SQUARE 1 BANK,
as a Lender

By:	/s/ David McLaughlin
Name: David McLaughlin
Title: SVP

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AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

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AMERICAN BANK,
as a Lender

By:	/s/ Phillip A. Wright
Name: Phillip A. Wright
Title: Senior Commercial Lender

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ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

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